Exhibit 99.1

Independent Accountant’s Report

Veros Credit, LLC
2333 North Broadway, Suite 400
Santa Ana, CA 92708

And

Deutsche Bank Securities Inc.
60 Wall St., 5th Floor
New York, NY 10005

And

Capital One Securities, Inc.
299 Park Ave., 31st Floor
New York, NY 10171

Ladies and Gentlemen:

We have performed the procedures enumerated below on certain records and transactions of Veros Credit, LLC, referred to herein as the Company, which were agreed to by Deutsche Bank Securities Inc. and Capital One Securities, Inc. (together with the Company, the Specified Parties) for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of automobile receivable-backed notes issued by Veros Auto Receivables Trust 2021-1 in accordance with the confidential Preliminary Offering Memorandum (the Proposed Transaction). The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the Proposed Transaction.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in the Proposed Transaction. Additionally, the Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

For the purposes of this report:

(i)
The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)	The fields in the Loan Data File, as listed in Exhibit A, shall be herein referred to as “Specified Attributes”;

(iii)	The term “Automobile Loan Contract” means automobile installment sales contracts secured by new or used automobiles;

(iv)	The term “Automobile Loan Contract File” means any file containing the installment sales contract, evidence of title and credit application;

(v)	The term “Obligor” means the borrower(s) stated on the installment sales contract;

(vi)
The term “Customer Service Screen” refers to a screen image that the Company’s management represented as information from its loan servicing system, which includes the loan history and the attributes related to the Contracts, as well as the Company’s electronic document imaging system.

Agreed-Upon Procedures and Findings

The procedures performed and associated findings are as follows:

On April 6, 2021, representatives of the Company provided us with a computer-generated Loan Data File containing, as represented to us by the Company, data as of March 31, 2021. The Loan Data File contained 13,940 individual customer loans. In accordance with the arrangement letter dated March 19, 2021, we selected a random sample from the Loan Data File of 160 individual customer loans and we were instructed by the Specified Parties to perform the agreed-upon procedures as outlined in the arrangement letter. From April 12, 2021, to April 20, 2021, the Company provided us with the Source Documents referenced in Exhibit A related to the respective 160 individual customer loans. On May 4, 2021, we were provided with an updated Loan Data File containing 14,361 individual customer loans, herein referred to as the “Underlying Assets,” that management represented consisted of data as of April 30, 2021, and was the entire population of the Underlying Assets in the proposed transaction. At the request of the Specified Parties, we compared the sample of 160 individual customer loans to the updated Loan Data File and noted that 153 individual customer loans out of the 160 individual loans within the sample were included in the updated Loan Data File.

For the sample, we compared the Specified Attributes outlined in Exhibit A and as presented in the Loan Data File to the corresponding source documents outlined in Exhibit A. We found all Specified Attributes to be in agreement to source documents, with the exception of those related findings contained in Exhibits B and C.

As it relates to Specified Attribute 2, we compared the Contract identification (account) number from the Customer Service Screen to the Loan Data File.

As it relates to Specified Attributes 7 and 8, we also agreed this information to the Title Document (or equivalent) if such information was listed on the Title Document (or equivalent).

As it relates to Specified Attribute 9, there may be instances in which the Obligor state on the installment sale contract does not agree to the Loan Data File. Management has represented to us that this is due to the Obligor subsequently moving residences to another state and the Company is updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the Obligor’s request for address change that corresponds with the Obligor’s state within the Loan Data File, noting no exceptions.

As it relates to Specified Attribute 12, we recalculated the maturity date based on the term of each contract, as noted in the Loan Data File, and the due date of the first payment as reflected in the Loan Data File. If we noted a variance between our calculation and the Loan Data File, we then utilized the Customer Service Screen to examine if the loan experienced a due date change or extension. If we noted any approved changes, we recalculated the maturity date based on these changes. Unless otherwise noted, such recalculated amounts are deemed to be in agreement if differences are within three days.

As it relates to Specified Attribute 13, we recalculated the current remaining term as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and March 31, 2021 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional or delinquent payments, we recalculated the current remaining term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and March 31, 2021, plus extensions or delinquent payments and/or less additional payments.

As it relates to the Title Document, we sighted an electronic image of the Title Document and noted that the Company was named on such image as the Secured Party. If the image of the Title Document was not available, we observed evidence of an electronic imagine of a perfected lien as represented to us as being an image from the Company’s DealerTrack portal website citing the Company as the Secured Party. In instances where the Title Document was not available and the Contract date is fewer than 60 days from March 31, 2021, we observed a copy of a title application noting the Company as the Secured Party or lienholder.

In addition to the procedures described above, for each selection in the sample of individual customer loans, we observed the presence or noted the following:

•	Signed credit application, electronic copy;

•	Signed Contract, electronic copy;

•	Title Document (or equivalent), electronic copy; and

•
The security interest of “Veros Credit, LLC,” the Company’s full legal name, is indicated on the Title Document (or equivalent). Per the instruction of the Company, variations due to spelling, abbreviation or truncation of the full legal name were deemed acceptable.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•
Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Company, or any other party for the purposes of RSM US LLP performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing any such assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•
Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the Proposed Transaction.

•	Substantiating your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, RSM US LLP should be regarded as having in any way warranted or given assurance to the items noted above.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Company for the purpose of the Proposed Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation. If a party not previously outlined has obtained, or has access to, this report without having executed an agreement with RSM US LLP wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a Nonspecified Party), that Nonspecified Party cannot:

(i)	Rely upon this report, and any use of this report by that Nonspecified Party is its sole responsibility and at its sole and exclusive risk; or

(ii)	Acquire any rights or claims against RSM US LLP, and RSM US LLP assumes no duties or obligations to such Nonspecified Party.

The Nonspecified Party may not disclose or distribute this report or any of the report’s contents to any other party (including, but not limited to, electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

/s/ RSM US LLP

Irvine, California
May 6, 2021

Exhibit A—Specified Attributes and Source Documents

Specified Attributes and Source Documents

Attribute Number	Specified Attribute	Source Documents

1	Name of obligor	Automobile Loan Contract and Title Document (or equivalent)
2	Contract identification number	Customer Service Screen
3	Amount financed	Automobile Loan Contract
4	Original Contract Term	Automobile Loan Contract
5	Monthly payment	Automobile Loan Contract
6	Annual Percentage Rate (APR)	Automobile Loan Contract
7	Manufacturer	Automobile Loan Contract and Title Document (or equivalent)
8	Vehicle identification number	Automobile Loan Contract and Title Document (or equivalent)
9	Obligor state	Automobile Loan Contract
10	Required first payment date	Automobile Loan Contract
11	Dealer state	Automobile Loan Contract
12	Maturity date (calculation)	Customer Service Screen and Loan Data File
13	Current remaining term (calculation)	Customer Service Screen and Loan Data File

Exhibit B—Exceptions

Exception Description Number	Exception Description

1	The APR on one Contract, or approximately 0.1% of 160 accounts selected, did not agree to the Loan Data File

Exhibit C—Supplementary Information Related to the Findings Set Forth in Exhibit B

Exception Description Number	Sample Contract Number	APR per Loan Data File	APR per Contract

1	[REDACTED]	22.00%	21.99%